UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 18, 2009

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard Englewood CO 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Liberty Global, Inc. (Liberty Global) indirectly owns 37.8% of Jupiter Telecommunications Co., Ltd. (J:COM). J:COM, a consolidated subsidiary of Liberty Global, is a separate public company with shares listed on the JASDAQ. J:COM is Japan’s largest multiple system operator, based on the number of customers served, providing cable television, internet access and telephone services in Japan.

On September 18, 2009, J:COM publicly announced in Japan its subscriber statistics as of August 31, 2009 by issuing a press release (the J:COM Press Release). The full text of an English translation of the J:COM Press Release is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the information contained in the J:COM Press Release are being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2009

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
	Name:	Randy L. Lazzell
	Title:	Vice President